UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2017 (August 15, 2017)

Inventergy Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26399	62-1482176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19925 Stevens Creek Blvd., #100 Cupertino, CA	95014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 389-3510

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in

Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 15, 2017, Inventergy Global, Inc. (the “Company”) entered into an agreement (the “Agreement”) with all of the members (the “Investors”) of its Board of Directors pursuant to which the Investors funded an aggregate of $100,000 to the Company (the “Financing”). Pursuant to the Agreement, the Investors will be entitled to receive a percentage of the future distributions (equal to the amount of the Financing as a percentage of the total amount received in the SPE Financing (as defined below)) that the Company receives from patent monetization revenues from INVT SPE LLC (the “SPE”), a special purpose entity that holds certain patents transferred by the Company and of which the Company owns Class B membership interests. The Investors will be entitled to receive a total of 400% of the amount of the Financing (the “Total Return”) from its portion of the SPE distributions and the proceeds of the SPE Financing. The Investors will receive an accelerated first quarter of the Total Return upon the completion of any financing related to the Company’s ownership interest in the SPE (“SPE Financing”) in excess of the first $1,000,000. The Agreement also provides that the Investors are entitled to receive any more favorable terms given to other investors in any future SPE Financing.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which the Company intends to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2017.

Item 8.01	Other Events.

On August 17, 2017, the Company issued a press release announcing the Financing. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description
99.1	Press Release, dated August 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2017

INVENTERGY GLOBAL, INC.

	By:	/s/ Joseph W. Beyers
Name: Joseph W. Beyers
Title: Chief Executive Officer